SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


              Date of Report  November 8, 1995


        AEI REAL ESTATE FUND XVII LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
      (State or other Jurisdiction of Incorporation or
                        Organization)




           0-17467                      41-1603719
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota
                            55101
          (Address of Principal Executive Offices)


                        (612) 227-7333
    (Registrant's telephone number, including area code)


    (Former name or former address, if changed since last
                           report)


Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          AEI Real Estate Fund XVII Limited Partnership sold four Applebee's restaurants for cash. The properties were sold to Apple South, Inc., the lessee of the properties, which is not affiliated with the Partnership or any of the Partnership's affiliates. A summary of those sales is as follows:



                                 Partnership   Partnership   Partnership
                         Sale    Ownership       Gross           Net       Partnership
Property                 Date    Percentage    Sales Price   Sales Price    Net Gain

Applebee's restaurant
 Columbia, SC          7/28/95    41.88%       $  733,571    $  715,545    $  307,168

Applebee's restaurant
  Hampton, VA          8/31/95   100.00%        1,758,876     1,747,127       661,866

Applebee's restaurant
  Richmond, VA        10/30/95   100.00%        1,916,471     1,905,564       746,420

Applebee's restaurant
  Virginia Beach, VA  11/8/95     86.5107%      1,515,529     1,497,015       595,370



       In addition, the Partnership sold its interest in two Jiffy Lube Auto Care Centers to Jiffy Lube International of Maryland, Inc., the lessee of the properties, which is not affiliated with the Partnership or any of the Partnership's affiliates. Each property was sold for $600,000 in cash and a $50,000 note receivable due in one year. A summary of those sales is as follows:



                            Partnership    Partnership    Partnership
                    Sale     Ownership        Gross          Net         Partnership
Property            Date    Percentage     Sales Price    Sales Price     Net Gain

Jiffy Lube Auto
 Care Center
  Dallas, TX     10/25/95     75.00%       $  487,500     $  483,725     $  113,056

Jiffy Lube Auto
 Care Center
  Garland, TX    10/25/95     50.00%          325,000        322,490         98,292


Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          None.

Item 6.   Resignation of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

       (a) Financial Statements of Businesses Acquired - Not Applicable.

       (b) Pro Forma Financial Information.

          The following financial statements illustrate the impact the transactions would have had on the balance sheet if the properties were sold on June 30, 1995 and the impact to the income statements for the periods ended December 31, 1994 and September 30, 1995 had the properties been sold by the Registrant on January 1, 1994:


                        BALANCE SHEET

                        June 30, 1995

                           ASSETS

                               Historical      Pro-Forma         Pro-Forma
                               Statements     Adjustments        Statements
  Current Assets:
     Cash                      $   144,923     $6,442,633 (F1)    $ 6,587,556
     Receivables                    44,743         62,500 (F1)        107,243
                                ----------     ----------          ----------
     Total Current Assets          189,666      6,505,133           6,694,799
                                ----------     ----------          ----------

  Investments in Real Estate    20,241,342     (5,234,377)(F1)     15,006,965
  Accumulated Depreciation      (3,448,120)       870,358 (F1)     (2,577,762)
                                ----------     ----------          ----------
     Net Investments in
       Real Estate              16,793,222     (4,364,019)         12,429,203
                                ----------     ----------          ----------
     Total Assets              $16,982,888    $ 2,141,114         $19,124,002
                                ==========     ==========          ==========

                    LIABILITIES AND PARTNERS' CAPITAL

  Current Liabilities          $   545,981     $   (41,016)(F2)    $   504,965

  Contract Payable                  38,464               0              38,464

  Long-Term Debt                   125,317        (125,317)(F2)              0

  Minority Interest                162,530        (162,530)(F3)              0

  Partners' Capital             16,110,596       2,469,977 (F4)     18,580,573
                                ----------       ---------          ----------
     Total Liabilities and
        Partners' Capital      $16,982,888      $2,141,114         $19,124,002
                                ==========       =========          ==========


                      INCOME STATEMENTS


                                For the Period Ended September 30, 1995
                               Historical      Pro-Forma       Pro-Forma
                              Statements      Adjustments      Statements
  INCOME:
     Rental Income            $1,706,114    $  (588,177)(F5)   $1,117,937
     Investment Income            18,490        299,107 (F6)      317,597
     Other Income                 36,592              0            36,592
                              ----------     ----------        ----------
        Total Income           1,761,196       (289,070)        1,472,126
                              ----------     ----------        ----------

  EXPENSES:
     Partnership Administration-
        Affiliates               227,125             0            227,125
     Partnership Administration -
        Unrelated Parties         75,624        (1,600)(F7)        74,024
     Interest Expense             22,942       (11,651)(F7)        11,291
     Depreciation                418,570       (91,019)(F7)       327,551
                              ----------    ----------          ---------
        Total Expenses           744,261      (104,270)           639,991
                              ----------    ----------          ---------
  NET OPERATING
     INCOME                    1,016,935      (184,800)           832,135

  MINORITY INTEREST
     IN NET OPERATING
     INCOME                      (17,443)      17,443 (F3)              0
                              ----------    ---------           ---------
  NET OPERATING
     INCOME                   $  999,492    $(167,357)          $ 832,135
                              ==========    =========           =========

  NET OPERATING
     INCOME ALLOCATED:
     General Partners         $    9,995    $  (1,674)(F8)      $   8,321
     Limited Partners            989,497     (165,683)(F8)        823,814
                              ----------    ---------           ---------
                              $  999,492    $(167,357)          $ 832,135
                              ==========    =========           =========

  NET OPERATING INCOME PER
   LIMITED PARTNERSHIP UNIT
     (23,162 weighted average
       Units outstanding)     $   42.72     $   (7.15)          $  35.57
                              ==========    =========           =========



                      INCOME STATEMENTS

                                    For the Period Ended December 31, 1994
                                  Historical       Pro-Forma       Pro-Forma
                                  Statements      Adjustments      Statements
  INCOME:
     Rental Income               $2,192,044     $ (794,254)(F5)   $1,397,790
     Investment Income                7,841        300,739 (F6)      308,580
                                 ----------     ----------        ----------
        Total Income              2,199,885       (493,515)        1,706,370
                                 ----------     ----------        ----------

  EXPENSES:
     Partnership Administration-
        Affiliates                  305,302              0           305,302
     Partnership Administration -
        Unrelated Parties           511,571         (4,438)(F7)      507,133
     Interest                        15,812        (12,884)(F7)        2,928
     Depreciation                   565,120       (128,385)(F7)      436,735
                                 ----------     ----------        ----------
        Total Expenses            1,397,805       (145,707)        1,252,098
                                 ----------     ----------        ----------

  NET OPERATING INCOME             802,080        (347,808)         454,272

  MINORITY INTEREST
     IN NET OPERATING
     INCOME                       (22,517)         22,517 (F3)           0
                                ----------     ----------         ---------
  NET OPERATING INCOME          $ 779,563      $(325,291)         $ 454,272
                                ==========     ==========         =========

  NET OPERATING
     INCOME ALLOCATED:
     General Partners           $   7,796     $  (3,253)(F8)      $   4,543
     Limited Partners             771,767      (322,038)(F8)        449,729
                                ---------     ---------           ---------
                                $ 779,563     $(325,291)          $ 454,272
                                =========     =========           =========

  NET OPERATING INCOME PER
    LIMITED PARTNERSHIP UNIT
     (23,162 weighted average Units
      outstanding in 1994)      $   33.32     $  (13.90)          $   19.42
                                =========     =========           =========

<F1>
   If the properties had been sold on June 30, 1995, cash of $6,442,633 and notes receivable of $62,500 would have been received. In addition, Investments in Real Estate and Accumulated Depreciation would have been reduced by $5,234,377 and $870,358, respectively.
<F2>
   Reflects retirement of mortgage payable and related interest payable.
<F3>
   Eliminates minority interest related to Virginia Beach, Applebee's.
<F4>
   Reflects gain on disposition of the properties.
<F5>
<F6>
   Rental income that would not have been received.
   Investment income that would have been received on net proceeds invested in money market account.
<F7>
   Interest, depreciation, and other direct property expenses that would not have been incurred.
<F8>
   Allocates income adjustment to Partners.

      (c) Exhibits - None.

Item 8.   Change in Fiscal Year - Not Applicable.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AEI REAL ESTATE FUND XVII
                                 A Limited Partnership

                            By:  AEI Fund Management XVII, Inc.
                                 Its:  General Partner


Date:  November 21, 1995         /s/ Mark E. Larson
                            By:      Mark E. Larson
                            Its Chief Financial Officer